UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Homestead Funds, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HOMESTEAD FUNDS

International Value Fund

4301 Wilson Boulevard, Arlington, Virginia 22203

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

Dear Shareholder:

We are asking for your support for an important proposal affecting your investment in the International Value Fund (the “Fund”), a series of Homestead Funds, Inc. (the “Company”).

A special Meeting (the “Meeting”) of the shareholders of the Fund will be held on January 5, 2016 at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203, at 10:00 a.m., Eastern Time, or any adjournment(s) or postponement(s) thereof.

At the Meeting, shareholders of the Fund will be asked to consider the appointment of a new sub-adviser for the Fund.

The proposal calls for RE Advisers Corporation (“RE Advisers”) to enter into an investment sub-advisory agreement with Harding Loevner LP (“Harding Loevner”). As part of this transition, the Fund will be renamed the “International Equity Fund,” and its non-fundamental investment objective will be changed to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.

The attached proxy materials describe the proposal in detail and the reasons behind its submission for approval to the shareholders of the Fund.

The Company’s Board of Directors recommends that you vote in favor of the proposal. Your vote is important. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, even if you plan to attend the Meeting. Also, you may vote by telephone or the Internet. Simply follow the instructions on the enclosed proxy card.

Thank you for your attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call Homestead Funds at (800) 258-3030 and say “Representative.”

Very truly yours,

Stephen J. Kaszynski
President of Homestead Funds, Inc.
November 13, 2015

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, Virginia 22203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 5, 2016

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the International Value Fund (the “Fund”), a series of the Homestead Funds, Inc. (the “Company”), will be held on January 5, 2016 at 10:00 a.m., Eastern Time, at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203, or any adjournments or postponements thereof. If you are a shareholder of record as of the close of business on November 5, 2015, you are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) of the Meeting.

The meeting will be held for the following purpose:

Proposal 1.	To approve an investment sub-advisory agreement on behalf of the Fund between RE Advisers Corporation (“RE Advisers”) and Harding Loevner LP (“Harding Loevner”).

Your vote on the proposal is important. Please vote as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed proxy card (the “Proxy Card”), or by telephone or on the Internet. Just follow the simple instructions that appear on your enclosed Proxy Card. Please help the Fund avoid the expense of a follow-up mailing by voting today. Your vote is important regardless of the number of shares that you own.

By Order of the Board of Directors

Kelly Whetstone, Esq.
Secretary
Homestead Funds, Inc.

IMPORTANT NEWS FOR SHAREHOLDERS

We recommend that you read the entire Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on at the Special Meeting of Shareholders to be held on January 5, 2016 (the “Meeting”).

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A. You are receiving the Proxy Statement and a Proxy Card because you have the right to vote on this important proposal concerning your investment in the International Value Fund (the “Fund”).

Q.	What changes to the Fund are proposed?

A. The Board of Directors (the “Board”) of Homestead Funds, Inc. (the “Company”), is seeking your approval to permit RE Advisers Corporation (“RE Advisers”) to engage Harding Loevner LP (“Harding Loevner”) as the Fund’s sub-adviser. As part of this transition, the Fund will be renamed the “International Equity Fund” and its non-fundamental investment objective will be changed to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.

Q.	Why is my vote needed?

A. The Investment Company Act of 1940, as amended (the “1940 Act”), requires shareholder approval of a new sub-adviser and a new investment sub-advisory agreement. On November 2, 2015, the Board at an in-person meeting agreed to (i) appoint Harding Loevner as sub-adviser pursuant to an investment sub-advisory agreement between RE Advisers and Harding Loevner and (ii) submit this proposal to you for approval.

Q.	How would these changes affect my account?

A. Upon shareholder approval, Harding Loevner will become the sub-adviser of the Fund and assume responsibility for providing day-to-day portfolio management services to the Fund using an active investment approach. Harding Loevner will seek long-term capital appreciation by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based outside the United States. As part of this transition, the Fund will be renamed the “International Equity Fund,” and its non-fundamental investment objective will be changed to seek long-term capital appreciation through investments in equity securities of companies based outside the United States. If the Proposal is approved, RE Advisers would continue to oversee the Fund’s investment program and Harding Loevner as the Fund’s sub-adviser.

Q.	Will the Fund’s fees increase as a result of these proposed changes?

A. No. The Fund’s investment management fee will remain the same. The sub-advisory fee schedule that sets forth what RE Advisers pays to the sub-adviser will change. However, the fee for investment management services paid directly by the Fund and indirectly by Fund shareholders will not increase because RE Advisers will pay Harding Loevner’s sub-advisory fee out of the management fee it receives.

Q.	How does the Board of Directors recommend that I vote?

A. After careful consideration, the Board recommends that you vote “FOR” the Proposal. Please see the Proxy Statement for a discussion of the Board’s considerations in making its recommendation.

Q.	Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in Fund governance. Additionally, your immediate response on the enclosed Proxy Card will help save the costs of any further solicitations.

Q.	What will happen if the Proposal is not approved?

A. If the shareholders do not approve the proposed sub-advisory Agreement, the Board will consider other options for the future of the Fund, which could include recommending that the Fund be closed and liquidated.

Q.	Whom do I call if I have questions?

A. Homestead Funds will be happy to answer your questions about this proxy solicitation. Please call Homestead Funds at (800) 258-3030, and say “Representative,” on any business day from 8:30 a.m. to 5:00 p.m., Eastern Time.

Q.	How do I vote?

A. You may use the enclosed postage-paid envelope to mail your Proxy Card. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed Proxy Card to use these methods of voting.

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, Virginia 22203

Special Meeting of Shareholders

January 5, 2016

PROXY STATEMENT

This Proxy Statement is being furnished by the Board of Directors (the “Board”) of Homestead Funds, Inc. (the “Company”) to shareholders of the International Value Fund (the “Fund”), a series of the Company, in connection with the solicitation of proxies for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting will be held on January 5, 2016 at 10:00 a.m., Eastern Time, at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card (the “Proxy Card”) on or about November 19, 2015.

At the Meeting, shareholders will be asked to vote on the following proposal:

Proposal 1.	To approve an investment sub-advisory agreement on behalf of the Fund between RE Advisers Corporation (“RE Advisers”) and Harding Loevner, LP (“Harding Loevner”).

The Board has fixed November 5, 2015 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

The Company has previously sent to shareholders its annual report for the year ended December 31, 2014 and its semi-annual report for the period ended June 30, 2015. Copies of the Company’s annual and semi-annual reports are available, without charge, upon request by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203, or by calling (800) 258-3030. The annual and semi-annual reports also are available on the internet at homesteadfunds.com.

VOTING INFORMATION

General. The Company is a Maryland corporation, organized on June 29, 1990, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”).

Solicitation of Proxies. The costs of the Meeting, including the solicitation of proxies from Fund shareholders, will be paid by RE Advisers Corporation (“RE Advisers”), the Fund’s investment adviser and administrator, and RE Advisers will not seek reimbursement from the Fund for such costs. Proxies will be solicited primarily through the mailing of this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Company.

All proxy votes, whether given by mail, telephone, or Internet, must be received by Boston Financial Data Services, Inc. (“BFDS”) no later than 11:59 PM on January 4, 2016. BFDS serves as the proxy solicitor for this Proxy Statement. The estimated cost of BFDS’s service is $6,100. If no instructions are specified on the Proxy Card, the proxy will be voted for the Proposal. Proxies may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Company (the “Secretary”), by properly giving subsequent voting instructions that are received by BFDS in time to be voted at the Meeting, or by attending the Meeting and voting in person.

Quorum and Adjournments. Each outstanding Fund share on the Record Date is entitled to cast one vote, and fractional shares are entitled to vote a proportional fractional vote. The presence in person or by proxy of holders of one-third (1/3) of the votes entitled to be cast constitutes a quorum for the transaction of business. All returned proxies will count toward a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”). While the vote of one-third (1/3) of the outstanding shares of the Fund will cause a quorum to be established, a higher vote is required by the 1940 Act to carry out the proposed business at the meeting. This is because the 1940 Act requires the Proposal to be approved by a “majority of the outstanding voting securities” of the Fund and defines that term to be the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

For purposes of determining whether shareholders have approved the Proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or Proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” the Proposal because the Proposal requires the affirmative vote of a specified majority of the Fund’s outstanding shares if a vote of two-thirds or more of the outstanding Fund shares is not received.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the chairperson of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or close the Meeting on the basis that the Proposal did not receive sufficient votes.

Shareholder Information. As of the close of business on the Record Date, there were issued and outstanding             shares of capital stock of the Fund. As of the Record Date, the following shareholders owned of record 5% or more of the outstanding Fund shares:

Name and Address	Shares	Percent of Fund

As of the Record Date, the following Directors and officers of the Company owned outstanding Fund shares:

Name and Address	Shares	Percent of Fund

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As of the Record Date, the Company’s Directors and officers as a group beneficially owned             % of the Fund’s outstanding shares.

Vote Required for the Proposal. Approval of the Proposal requires the affirmative vote of the lesser of: (1) 67% or more of the Fund’s outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares.

Voting Instructions. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Shareholders have four options for submitting their votes:

1.	Internet — Instructions for casting your vote via the Internet can be found on the enclosed Proxy Card. The required control number is printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

2.	Telephone — Instructions for casting your vote via telephone can be found on the enclosed Proxy Card. The toll-free telephone number and required control number are printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

3.	Mail — If you vote by mail, please indicate your vote on the enclosed Proxy Card, date and sign the Card, and return it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

4.	In Person — If you attend the Meeting, you may submit your vote in person, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded by the vote that you cast at the Meeting.

We encourage you to vote by Internet or by phone. When you vote using the Internet or by phone before the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. You may revoke your proxy at any time prior to its exercise by: (1) submitting a properly executed, later-dated Proxy Card, (2) attending the Meeting in person and voting, or (3) submitting a written notice of revocation to the Secretary. If your shares are held through a broker-dealer (or other nominee), you will have to make arrangements with your broker-dealer (or other nominee) in order to revoke any previously executed proxy before or at the Meeting. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

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DISCUSSION OF THE PROPOSAL

At an in-person Board meeting on November 2, 2015, RE Advisers, the Fund’s investment adviser and administrator, recommended that the Board approve (1) the hiring of a new sub-adviser to manage the Fund, (2) changing the name of the Fund to the “International Equity Fund,” and (3) changing the Fund’s non-fundamental investment objective to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.

Based on the information it received at the meeting, the Board considered and approved the investment sub-advisory agreement between RE Advisers and Harding Loevner. After careful consideration, the Directors recommend that you vote “FOR” the Proposal. Please see “Reasons for the Board’s Approval” under the Proposal below for a discussion of the Board’s considerations in making its recommendations.

PROPOSAL 1

APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN RE ADVISERS

AND HARDING LOEVNER

Background. RE Advisers currently serves as the investment adviser to the Fund. RE Advisers manages the Fund by selecting an investment adviser to manage the Fund’s portfolio on a sub-advisory basis. RE Advisers is responsible for identifying and selecting the Fund’s sub-adviser, monitoring the performance of the sub-adviser and terminating the sub-adviser. RE Advisers is a direct, wholly-owned subsidiary of RE Investment Corporation (“RE Investment”), which is a direct, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”).

On September 7, 2015, the Board terminated the then existing sub-advisory agreement between Mercator Asset Management, L.P. (“Mercator”) and RE Advisers (the “Prior Sub-advisory Agreement”) because the Fund had underperformed its benchmark in many recent periods and placed in the bottom quartile of its peer funds during a number of reporting periods. The Board voted to replace Mercator with an interim sub-adviser, SSGA Funds Management, Inc. (“SSGA FM”), until the earlier of (a) a permanent sub-adviser is selected and approved by a shareholder vote or (b) February 5, 2016 (150 days following the date of termination of Mercator) (the “Interim Period”). The Board approved the sub-advisory agreement between SSGA FM and RE Advisers pursuant to Rule 15a-4 under the 1940 Act (the “Current Interim Sub-advisory Agreement”). The Board also approved a change to the Fund’s investment strategy to a “passive” or “indexing” approach, by which SSGA FM attempts to match, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index.

The Board, including the Independent Board Directors, has approved, and recommends that the shareholders of the Fund approve a proposed new investment sub-advisory agreement with Harding Loevner (the “Sub-advisory Agreement”).

As part of this transition, the Fund will be renamed the “International Equity Fund” and will invest in companies based in developed markets outside of the United States, as well as in established companies in emerging and frontier markets. To reduce its volatility, the Fund will be diversified across dimensions of geography, industry, currency and market capitalization. The Fund will normally hold investments across at least 15 countries. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. This strategy is not fundamental, but should the Board vote to change this strategy, it will provide shareholders with at least 60 days’ prior written notice.

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Harding Loevner LP. Harding Loevner, established in 1989, is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. It serves a variety of types of clients, including retirement plans, foundations and endowments, sovereign wealth funds, religious institutions, individuals, trusts, broker-dealers, banks, investment advisers, insurance companies, mutual funds, collective investment trust funds, and offshore funds. As of September 30, 2015, Harding Loevner managed over $36.9 billion in assets. Its principal place of business is 400 Crossing Boulevard, Fourth Floor, Bridgewater, New Jersey 08807. Harding Loevner is a Delaware limited partnership. The general partner (Titan NJ Holdings GP, Inc.) along with an approximate 60% interest in the firm are owned by Affiliated Managers Group, Inc. (NYSE: AMG). The remaining 40% interest is owned by a broad group of Harding Loevner’s senior employees who are limited partners in a structure that ensures this ownership interest will remain in the hands of successive employees in perpetuity. AMG has ownership interests in approximately 27 investment management firms, but each AMG affiliate operates independently of one another. Harding Loevner does not use any AMG affiliate to effect brokerage transactions.

Name	Title
David R. Loevner	President and Chief Executive Officer
Simon Hallett	Chief Investment Officer
Lori M. Renzulli	Chief Counsel and Chief Compliance Officer
Richard T. Reiter	Chief Operating Officer
Aaron J. Bellish	Chief Financial Officer
Brian D. Simon	General Counsel
Titan NJ GP Holdings, Inc.	Owner and General Partner of Harding Loevner LP
Titan NJ LP Holdings, LLC	Owner and Limited Partner of Harding Loevner LP
Affiliated Managers Group, Inc.	Owner of Titan NJ GP Holdings, Inc.

Harding Loevner does not currently provide investment management services to other investment companies with similar investment objectives to the Fund.

RE Advisers’ recommendations to the Board concerning the proposed new structure for the Fund were based on an extensive analysis. RE Advisers hired a leading investment manager consultant to assist with the search process, which included a quantitative screening, qualitative screening, quality review by an oversight committee, evaluation of semi-finalist candidates and finalist interviews. There were four finalist interviews conducted, with Harding Loevner emerging as the leading firm. Representatives of Harding Loevner met in person with RE Advisers and certain members of the Board on August 24, 2015. Additionally, RE Advisers conducted an on-site due diligence visit of Harding Loevner on September 14, 2015. After the conclusion of an extensive and careful selection process and in consultation with the Board, RE Advisers proposed that Harding Loevner serve as sub-adviser to the Fund. At a meeting held on November 2, 2015, the Board, including the Independent Directors, approved and voted to recommend to the shareholders of the Fund that they approve a Sub-advisory Agreement with Harding Loevner.

Prior, Current Interim and Proposed Sub-Advisory Agreements. The Prior Sub-advisory Agreement was approved by shareholders of the Fund on June 7, 2006 and terminated by the Board on September 7, 2015. The Board approved the Current Interim Sub-advisory Agreement on June 17, 2015 and the proposed Sub-advisory Agreement on November 2, 2015 (attached as Exhibit A to this Proxy Statement). Like Mercator under the Prior Sub-advisory Agreement and SSGA FM under the Current Interim Sub-advisory Agreement, Harding Loevner under the proposed Sub-advisory Agreement and subject to oversight of the Board and RE Advisers, will (1) provide a continuous investment program for the Fund, including investment research and management, (2) determine what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments.

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The proposed Sub-advisory Agreement provides that Harding Loevner is paid a sub-advisory fee according the following schedule: 0.55% of first $100 million of the average daily net assets of the Fund; and 0.50% of the average daily net assets of the Fund thereafter. The Prior Sub-advisory Agreement provided that Mercator be paid a sub-advisory fee according to the following schedule: 0.75% of the first $25 million of the average daily net assets of the Fund; 0.60% of the next $25 million of the average daily net assets of the Fund; 0.55% of the next $25 million of the average daily net assets of the Fund; 0.50% of the next $225 million of the average daily net assets of the Fund; 0.40% of the next $200 million of the average daily net assets of the Fund; and 0.20% over $500 million of the average daily net assets of the Fund. The Current Interim Sub-advisory Agreement provides that SSGA FM is paid a sub-advisory fee equal to 0.05% of the average daily net assets of the Fund.

Like the Prior Sub-advisory Agreement and Current Interim Sub-advisory Agreement, under the proposed Sub-advisory Agreement, RE Advisers is responsible for paying the sub-advisory fee out of its own assets and, therefore, the Fund is not directly responsible for paying the sub-advisory fee. Under the current Advisory Agreement, the Fund pays RE Advisers an annual management fee equal to 0.75% of the average daily net assets of the Fund. This fee will not change if the Proposal is approved. RE Advisers annually considers whether to approve, modify or terminate its expense limitation agreement to limit the total operating expense ratio of the Fund and, if so, in what amount. The most recent renewal of this agreement, which limits the total operating expense ratio of the Fund to 0.99%, currently extends through April 30, 2016 and will remain in effect and not change through that date as a result of the approval of the Sub-advisory Agreement. At or before April 30, 2016, the Adviser expects to extend the expense limitation agreement to April 30, 2017, with such modifications to the amount of fee waived and other terms as deemed appropriate. During the Interim Period, RE Advisers continues to waive, pursuant to a contractual waiver, from its advisory fee due to it from the Fund an amount equal to the sub-advisory fee it would have paid Mercator under the Prior Sub-advisory Agreement less the amount paid to SSGA FM under the Current Interim Sub-advisory Agreement.

The liability and indemnification provisions of the three sub-advisory agreements are substantially similar. The proposed Sub-advisory Agreement provides that Harding Loevner is liable and shall indemnify RE Advisers and the Fund for any error, mistake or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Harding Loevner or any of Harding Loevner’s directors, officers, partners, employees, agents or affiliates, or any other person performing executive, administrative, trading or other functions for the Fund at the direction of Harding Loevner in connection with Harding Loevner’s discharge of its obligations undertaken or reasonably assumed under the proposed Sub-advisory Agreement. Under the Current Interim Sub-advisory Agreement, SSGA FM is liable and shall indemnify RE Advisers and the Fund for any losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising from willful malfeasance, bad faith, gross negligence or reckless disregard of its duties in the performance of its services under the Current Interim Sub-advisory Agreement. Under the Prior Sub-advisory Agreement, Mercator was liable and required to indemnify RE Advisers and the Fund for any losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising from willful malfeasance, bad faith, gross negligence or reckless disregard of its duties in the performance of its services under the Prior Sub-advisory Agreement by Mercator or any of Mercator’s directors, officers, partners, or employees, or any other person performing executive, administrative, trading or other functions for the Fund at the direction of Mercator in connection with Mercator’s discharge of its obligations undertaken or reasonably assumed under the Prior Sub-advisory Agreement.

Like the Prior Sub-advisory Agreement, the proposed Sub-advisory Agreement will be in effect for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (1) the Board, or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on the approval. The Current Interim Sub-advisory Agreement is effective until the earlier of the date of approval of the

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proposed Sub-advisory Agreement by a vote of the majority of outstanding voting securities of the Fund or 150 days; provided that, if the proposed Sub-advisory Agreement is not approved, SSGA FM may continue to serve as interim sub-adviser in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Similar to the Prior Sub-advisory Agreement and the Current Interim Sub-advisory Agreement, the proposed Sub-advisory Agreement may be terminated at any time without penalty by the Board, or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ prior written notice to Harding Loevner. All three sub-advisory agreements allow or allowed both RE Advisers and the sub-adviser to terminate the agreement upon 60 days’ prior written notice to the other party and for certain other reasons. As with both the Current Interim Sub-advisory Agreement and the Prior Sub-advisory Agreement, the proposed Sub-advisory Agreement will terminate automatically in the event of its assignment or upon termination of RE Advisers’ investment advisory agreement with the Fund.

All three sub-advisory agreements provide the sub-advisers with the authority to place trades for the Fund, require certain books and records to be maintained, call for the sub-advisers to issue reports to the Board, allow each sub-adviser to provide advisory services to other clients, impose certain confidentiality requirements and require compliance programs including the maintenance of a code of ethics.

Board of Directors’ Recommendation to Approve the Proposed Sub-advisory Agreement. On November 2, 2015, the Board met in person at a meeting called for the purpose of considering, among other things, the proposed Sub-advisory Agreement. In preparation for this consideration, Seward & Kissel, on behalf of the Board, requested that Harding Loevner provide a variety of materials including information about Harding Loevner and its affiliates, personnel and operations. Specifically, the Board requested and received written materials from Harding Loevner regarding: (a) the nature, extent and quality of the services to be provided to the Fund under the Sub-advisory Agreement; (b) comparative performance information; (c) the costs of the services to be provided and profits to be realized by Harding Loevner and its affiliates from the relationship with the Fund; (d) the level of the sub-advisory fees that Harding Loevner would charge compared with the fees charged in connection with comparable mutual funds; (e) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s shareholders; (f) practices regarding brokerage and portfolio transactions; and (g) practices regarding conflicts of interest.

Reasons for the Board’s Approval. At the meeting, the Directors, including all of the Independent Directors, approved the proposed Sub-advisory Agreement between RE Advisers and Harding Loevner. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting. The Board’s consideration with respect to each of the above factors is set forth below.

The nature, extent and quality of the services to be provided to the Fund under the Sub-advisory Agreement. As noted above, the Board considered the nature, extent and quality of the services that would be provided by Harding Loevner to the Fund and the resources Harding Loevner would dedicate to the Fund. In this regard, the Board evaluated, among other things, Harding Loevner’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process to be used by Harding Loevner in managing the Fund. In this context, the Directors considered Harding Loevner’s in-house research capabilities, as well as other resources available to Harding Loevner, including research services available to Harding Loevner as a result of securities transactions effected for investment advisory clients of Harding Loevner. The Board considered the managerial and financial resources available to Harding Loevner and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the proposed Sub-advisory Agreement.

The Board also considered the quality of the services to be provided by Harding Loevner and the quality of the resources that would be available to the Fund. The Board considered Harding Loevner’s

7

experience and reputation, the professional qualifications of its personnel, and the size and functions of its staff. The Board also reviewed Harding Loevner’s firm wide assets under management and overall business standing. The Board concluded that Harding Loevner is in sound financial standing and would be capable of fulfilling its obligations under the proposed Sub-advisory Agreement.

The Board concluded that the services to be provided by Harding Loevner should benefit the Fund and its shareholders and also concluded that the investment philosophy, process, and research capabilities of Harding Loevner would be appropriate for the Fund, given the proposed change to its investment objective and strategy. The Board further concluded that the Fund will benefit from the quality and experience of Harding Loevner’s investment professionals. The Board concluded, within the context of their overall conclusions regarding the Sub-advisory Agreement, that the nature, extent and quality of services to be provided, supported the approval of the Sub-advisory Agreement.

Comparative performance information. The Board received information about the performance of accounts managed by Harding Loevner with a similar investment objective as that proposed for the Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five- and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Harding Loevner’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Proposed Sub-advisory Agreement, that the performance of the accounts managed by Harding Loevner with a similar investment objective to the Fund’s proposed investment objective was sufficient to merit approval of the proposed Sub-advisory Agreement.

The costs of the services to be provided by Harding Loevner and profits to be realized by Harding Loevner and its affiliates from the relationship with the Fund. The Board considered the fees to be paid to Harding Loevner under the Sub-advisory Agreement. This information included comparison of the Fund’s proposed sub-advisory fee to that charged by Harding Loevner to other accounts with a similar investment objective to the Fund as well as the management fee (which would not change) to continue to be paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Fund’s total annual operating expense ratio from exceeding 0.99% of the Fund’s average daily net assets until at least April 30, 2016. The Board further considered the fact that RE Advisers on or about April 30, 2016, will consider whether to modify the amount of Fund fees it will waive or expenses it will reimburse so that the total operating expense ratio of the Fund is at or below a specified amount through April 30, 2017. The Board noted RE Advisers’ and Harding Loevner’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Fund.

The level of the sub-advisory fees that Harding Loevner would charge compared with the fees charged in connection with comparable mutual funds. The Board reviewed the sub-advisory fees to be paid by RE Advisers to Harding Loevner for its services to the Fund under the Sub-Advisory Agreement. The Board considered that the fees paid to Harding Loevner will be paid by RE Advisers from the management fee RE Advisers receives from the Fund and noted that the fee reflected an arm’s-length negotiation between RE Advisers and Harding Loevner. The Board also noted that the sub-advisory fee to be paid to Harding Loevner with respect to the Fund were within the range of fees generally charged by sub-advisers to mutual funds of similar size and with similar objectives and strategies. The Board concluded that the sub-advisory fee is reasonable. The Board further determined that the sub-advisory fee reflected an appropriate allocation of the advisory fee paid to RE Advisers given the work to be performed by each firm.

8

After reviewing these and related factors, the Board concluded that the sub-advisory fees to be charged to the Fund were more than fair and reasonable, especially in light of the fact that the Fund’s net total expense ratio and management fee are expected to continue to be lower than the median of the expense ratios and advisory fees of the funds in the Fund’s peer group and the Fund’s expenses are expected to be low when compared with other international funds in general.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the Fund’s fee arrangement with Harding Loevner in order to evaluate the extent to which economies of scale would be realized as the Fund grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board reviewed the fee arrangements and found breakpoints in the Sub-advisory Agreement and Investment Management Agreement that would allow the Fund’s shareholders to benefit from economies of scale as the Fund grow. It was pointed out that additional breakpoints in the advisory fee could be reconsidered in the future.

Practices regarding brokerage and portfolio transactions. In considering Harding Loevner’s practices regarding brokerage and portfolio transactions, the Board considered Harding Loevner’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Board also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluate the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Harding Loevner; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board determined that Harding Loevner’s practices regarding brokerage and portfolio transactions would be beneficial to the Fund.

Practices regarding conflicts of interest. In considering Harding Loevner’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel that would be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Harding Loevner’s code of ethics. The Board also considered potential conflicts arising from personnel of Harding Loevner being associated with the Fund’s administrator. Following further consideration and discussion, the Board indicated that Harding Loevner’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Conclusion. Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, approved the Sub-advisory Agreement and concluded that the compensation under the Proposed Sub-advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information that was all-important or controlling.

Interests of Fund’s Directors and Officers in the Proposal. None of the current members of the Board or officers of the Fund currently holds an office with, or is employed by, Harding Loevner, or has purchased or sold securities or ownership interests of Harding Loevner, its parents, or subsidiaries during the Fund’s most recently completed fiscal year.

Implementation. If the Proposal is approved by shareholders, Harding Loevner will assume responsibility for the day-to-day management of the Fund following shareholder approval.

The Board recommends that the shareholders of the Fund vote “FOR” the approval of the Proposal.

9

OTHER INFORMATION

Administrator and Transfer Agent. RE Advisers serves as the administrator of the Fund and of each series of the Company. BFDS, Inc., located at P.O. Box 219486, Kansas City, Missouri 64121, serves as the transfer agent.

Shareholder Proposals. As a general matter, the Company does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Company should send such proposal to the Company:

Homestead Funds, Inc.

Attn: Kelly Whetstone, Esq., Secretary

4301 Wilson Boulevard, OGC9-201

Arlington, Virginia 22203

Rules promulgated by the SEC require that, to be considered for presentation at a shareholder meeting, a shareholder’s proposal must, among other things, be received at the offices of the Company a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Company:

Homestead Funds, Inc.

Attn: Kelly Whetstone, Esq., Secretary

4301 Wilson Boulevard, OGC9-201

Arlington, Virginia 22203

Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Reports to Shareholders. Copies of the Fund’s most recent annual report to shareholders, and most recent semi-annual report to shareholders, will be furnished without charge upon request by writing to the Fund at 4301 Wilson Boulevard, Arlington, Virginia 22203, or by calling (800) 258-3030. Copies also are available on the Fund’s website at homesteadfunds.com.

Inquiries. Shareholders may make inquiries concerning the Proposal by contacting Homestead Funds at (800) 258-3030 and saying “Representative.”

Principal Underwriter and Distributor. RE Investment serves, without compensation from the Fund, as principal underwriter and distributor to the Company pursuant to an agreement between RE Investment and the Company. RE Investment, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of NRECA.

10

List of Directors and Officers of the Company

INDEPENDENT DIRECTORS

				Number of	Other
	Position(s)	Term of Office		Portfolios	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Date of Birth(1)	the Fund	Time Served	During Past Five Years	Director	Director
James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present	Solo Practitioner (attorney) (2008-present), Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee, Member of Compensation Committee	2003-present	CEO, Blue Ridge Electric Membership Corporation (1989-present)	8	None

Kenneth R. Meyer 8/11/44	Director, Member of Audit Committee, Chairman of Compensation Committee	2005-present	Retired (2004-present)	8	None

Anthony C. Williams 1/2/42	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2000-present)	8	None

Anthony M. Marinello 4/13/46	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2004-present)	8	None

Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	8	None

Mark Rose 4/19/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-present)	8	None

Peter J. Tonetti 2/11/53	Director, Member of Audit Committee, Member of Compensation Committee	2010-present	Retired (2015- present); Chief Investment Officer, Hamilton College (2008-2015); prior thereto, Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

11

INTERESTED DIRECTORS AND OFFICERS

				Number of	Other
	Position(s)	Term of Office		Portfolios	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Date of Birth(1)	the Fund	Time Served	During Past Five Years	Director	Director
Stephen J. Kaszynski(2) 3/10/54	Director, President and Chief Executive Officer	2015-present	President, Chief Executive Officer of RE Advisers (2015-present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014)	8	RE Advisers

Cynthia L. Dove 4/5/60	Vice President and Chief Operations Officer	2010-present	Vice President of RE Advisers (2012-present); Director, RE Advisers (2015-present); President and Director, RE Investment Corporation (2015-present); Vice President, RE Investment Corporation (2012-2015); Director, Investment Services, NRECA (1998-present)	N/A	N/A

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present	Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Vice President and Director, RE Investment Corporation (2015-present); Chief Compliance Officer, RE Investment Corporation (2005-2014); Executive Director of Management Advisory Services, NRECA (2007-2008)	N/A	N/A

Amy M. DiMauro 7/29/71	Treasurer	2007-present	Treasurer and Director, RE Investment Corporation (2006- present); Treasurer and Director, RE Advisers Corporation (2010- present); Director, Finance & Accounting -Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present); Manager of Mutual Fund Accounting, NRECA (2000-2007)	N/A	N/A

Kelly B. Whetstone 11/21/77	Secretary	2008-present	Chief Compliance Officer of RE Investment Corporation (2014-present); Secretary, RE Advisers Corporation (2008- present); Counsel and Senior Director of	N/A	N/A

12

				Number of	Other
	Position(s)	Term of Office		Portfolios	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Date of Birth(1)	the Fund	Time Served	During Past Five Years	Director	Director
Securities Compliance, NRECA (2012-present); Secretary, RE Investment Corporation (2008-2014); Counsel and Director of Compliance, NRECA (2007-2012); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)

(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.
(2)	Mr. Kaszynski is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kaszynski is the President, Chief Executive Officer and a Director of RE Advisers, Homestead Funds’ investment adviser.

Additional Information About RE Advisers. The directors and the principal executive officers of RE Advisers are as follows:

Name	Title
Stephen J. Kaszynski	President, Chief Executive Officer and Director
Cynthia L. Dove	Vice President and Director
Amy M. DiMauro	Treasurer and Director
Martin J. Lowery	Director
Danielle C. Sieverling	Chief Compliance Officer
Kelly B. Whetstone	Secretary

By Order of the Board of Directors

Kelly Whetstone, Esq.
Secretary
Homestead Funds, Inc.
November 13, 2015

13

Exhibit A

Form of Subadvisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

By and Between

RE Advisers Corporation

and

Harding Loevner LP

INVESTMENT SUB-ADVISORY AGREEMENT, made as of the      day of                     , 20    , (“Effective Date”) by and among RE Advisers Corporation, a corporation organized and existing under the laws of Virginia (“Adviser”), and Harding Loevner LP, a limited partnership organized and existing under the laws of Delaware (“Sub-adviser”).

WHEREAS, Adviser has entered into an Investment Management Agreement dated as of the 28th day of September, 2007 (“Management Agreement”) with Homestead Funds, Inc. (“Company”), on behalf of its International Equity Fund (formerly named the International Value Fund) (the “Fund”), which is a series of the Company. The Company is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Adviser, under the Management Agreement, has agreed to provide certain investment advisory and related administrative services to the Fund; and

WHEREAS, the Management Agreement permits the Adviser to delegate certain of its investment advisory duties under the Management Agreement to a sub-adviser; and

WHEREAS, Sub-adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, Adviser desires to retain Sub-adviser to furnish certain investment advisory services to the Fund and Sub-adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.	Appointment. (A) Adviser hereby appoints Sub-adviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement, and (B) Sub-adviser hereby accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

II.	Additional Series. In the event that the Company has established or establishes one or more series of shares other than the Fund with respect to which Adviser and the Board of Directors of the Company (the “Board”) desires to retain Sub-adviser to render investment advisory services hereunder, Adviser shall so notify Sub-adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If Sub-adviser is willing to render such services on the terms provided for herein, it shall so notify Adviser in writing, whereupon such series shall become a Fund hereunder and shall be added to Schedule 1 of the Agreement.

III.	Duties of Sub-adviser.

A.	Sub-adviser is hereby authorized and directed and hereby agrees to (i) furnish continuously an investment program for the Fund, and (ii) determine from time to time what investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested. Sub-adviser shall perform these duties subject always to (1) the overall supervision of Adviser and the Board, (2) the Company’s Articles of Incorporation and By-laws (as defined below), as amended from time to time, (3) the stated investment objectives, policies and restrictions of the Fund as set forth in the Company’s then current Registration Statement (as defined below), (4) any additional policies or guidelines established by Adviser or the Board that have been furnished in writing to Sub-adviser, (5) applicable provisions of law, including, without limitation, all applicable provisions of the 1940 Act and the rules and regulations thereunder, and (6) the provisions of the Internal Revenue Code of 1986, as amended (“Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), as amended from time to time.

B.	Sub-adviser shall have no responsibility with respect to maintaining custody of the Fund’s assets. Sub-adviser shall affirm security transactions with central depositories and advise the custodian of the Fund (“Custodian”), as identified in the Company’s Registration Statement, or such depositories or agents as may be designated by Custodian and Adviser, promptly of each purchase and sale of a Fund security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Upon reasonable request of Custodian, Adviser and/or Company, Sub-adviser shall from time to time provide Custodian and Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian.

C.	Unless Adviser advises Sub-adviser in writing that the right to vote proxies has been expressly reserved to Adviser or the Company or otherwise delegated to another party, Sub-adviser shall exercise voting rights incident to any securities held in the Fund without consultation with Adviser or the Company, provided such materials have been forwarded to the Sub-adviser in a timely fashion by the Custodian and provided that Sub-adviser will follow any written instructions received from Adviser or the Company with respect to voting as to particular issues. Sub-adviser shall further respond to all corporate action matters incident to the securities held in the Fund, but not with respect to proofs of claim in bankruptcy and class action cases, provided such materials have been forwarded to the Sub-adviser in a timely fashion by the Custodian. Sub-adviser shall provide to Adviser and the Company its proxy voting procedures (or summary thereof) and proxy voting records related to the Fund as may be required to comply with all applicable regulatory disclosure and filing requirements.

D.	Sub-adviser shall timely provide such reports, evaluations, information, analyses and data as may be reasonably requested by Adviser or the Company regarding Sub-adviser’s management of the Fund’s assets, including, but not limited to, semiannual written portfolio manager commentary and analysis, portfolio holdings and positions, and country and industry diversification tables.

E.	Upon request of Custodian, Adviser and/or the Company, Sub-adviser shall be available and provide assistance in connection with the determination of the fair value of securities in the Fund for which market quotations are not readily available, to confirm any security price that does not meet the tolerance check by the Custodian or supply a different price the Sub-adviser determines to better represent a security’s fair value, and provide any other assistance as may be required in valuing securities in the Fund. The Sub-adviser agrees to provide assistance and direction until the Custodian has the information needed to calculate the Fund’s Net Asset Value generally prior to 6:00 pm but under certain circumstances may be later.

F.	In the performance of its duties hereunder, Sub-adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Company in any way or otherwise be deemed to be an agent of the Fund, the Company or of Adviser.

IV.	Compensation. For the services provided pursuant to this Agreement, Sub-adviser shall receive an investment management fee from Adviser computed as set forth in Schedule 1 attached hereto and incorporated herein by reference. The management fee shall be payable monthly in arrears to Sub-adviser on or before the 30th day of the next succeeding calendar month and shall be calculated based on the average daily net assets of the Fund during the month to which the payment relates. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

V.	Expenses. During the term of this Agreement, Sub-adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Company hereunder. The Company shall assume and shall pay all brokers’ and underwriting commissions chargeable to the Company in connection with the securities transactions to which the Fund is a party.

VI.	Duties of Adviser.

A.	Adviser has furnished or made available to Sub-adviser copies of each of the following documents and will furnish to Sub-adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The Articles of Incorporation of the Company, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”);

(2)	The by-laws of the Company as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Resolutions of the Board authorizing the appointment of Adviser and Sub-adviser and approving the form of the Management Agreement and this Agreement;

(4)	The Company’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”) on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”);

(5)	The Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6)	The Fund’s most recent prospectus (the “Prospectus”);

(6)	Any additional policies or guidelines established by Adviser or the Board for the Fund with which the Sub-adviser is required to comply; and

(7)	Copies of reports made by the Fund to its shareholders.

Adviser shall furnish Sub-adviser with any further documents, materials or information that Sub-adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

B.	During the term of this Agreement, the Adviser shall furnish by electronic mail or otherwise to the Sub-adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-adviser or its clients in any way, at a reasonable time prior to the use thereof. The Adviser shall not use any prospectuses if the Sub-adviser reasonably objects in writing ten business days (or such other time as may be mutually agreed) after receipt thereof, and shall not use any other such materials if the Sub-adviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Sub-adviser or its clients in any way are consistent with those materials previously approved by the Sub-adviser as referenced in the preceding sentence. Upon termination of this agreement for any reason, the Adviser shall as soon as practicable cease and cause the Fund to cease all use of the name “Harding Loevner”, except as where required by law.

C.	The Adviser shall provide (or cause the Fund custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of the assets of the Fund, borrowings, cash requirements and cash available for investment in the Fund, any applicable investment restrictions imposed by state insurance laws and regulations, and all other reasonable information as may be necessary for the Sub-Adviser to perform its duties and responsibilities hereunder.

VII.	Fund Transactions.

A.

Sub-adviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions. Sub-adviser agrees that, in executing Fund transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. It is understood that none of the Funds, the Company, the Adviser nor the Sub-adviser has adopted a formula for allocation of a Fund’s investment transaction business. It is also understood that it is desirable for each Fund that the Sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, in evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to Sub-adviser with respect to the Fund and/or other accounts over which Sub-adviser exercises investment discretion. Sub-adviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Sub-adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Sub-adviser shall, upon reasonable request from Adviser, provide such periodic and special reports describing any such brokerage and research services received and the incremental commissions, net price or other consideration to which they relate.

B.	In no instance will Fund securities be purchased from or sold to Sub-adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

C.	Sub-adviser is hereby authorized to execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons solely in connection with its management of the assets of the Fund. In such respect, and only for this limited purpose, the Sub-adviser shall act as the Adviser’s agent and attorney-in-fact. The Adviser shall provide such assistance to the Sub-adviser in setting up and maintaining brokerage accounts, futures and options accounts, and other accounts as the Sub-adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

D.	Sub-adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to Rule 17a-7 under the 1940 Act, and in compliance with such procedures of the Fund as may be in effect from time to time, Sub-adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. Adviser acknowledges that, in the event of any such cross transaction, Sub-adviser may have a potentially conflicting division of loyalties and responsibilities regarding the Fund and such other client account, and Adviser consents to any such cross transaction. THE FOREGOING CONSENT TO CROSS TRANSACTIONS EFFECTUATED BY SUB-ADVISER MAY BE REVOKED AT ANY TIME BY ADVISER OR THE COMPANY BY WRITTEN NOTICE TO SUBADVISER.

E.	On occasions when Sub-adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other clients of Sub-adviser, Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-adviser in the manner Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Company and to its other clients.

VIII.	Ownership of Records. Sub-adviser shall maintain all books and records required to be maintained by Sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to investment portfolio transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-adviser hereby agrees (A) that all records that it maintains for the Fund are the property of the Company, (B) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Company and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (C) to surrender promptly to the Company or Adviser any records that it maintains for the Company upon request by the Company or Adviser; provided, however, Sub-adviser may retain copies of such records.

IX.	Reports and Meetings.

A.	Sub-adviser shall timely furnish to the Board or Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as are required by law or that the Board or Adviser, as appropriate, may reasonably mutually agree upon, including, without limitation, compliance reporting and certification with respect to:

1.	Affiliated Brokerage Transactions

2.	Affiliated Underwritings

3.	Cross Transactions

4.	Allocation of Trades

5.	Prospectus Compliance

6.	Code of Ethics

7.	Soft Dollar Usage

8.	Price Overrides/Fair Valuation Determinations.

9.	Annual Review of Sub-Adviser Pursuant Rule 206(4)-7 of the Advisers Act

B.	Sub-adviser shall from time to time make available in person to the Board and to Adviser personnel of Sub-adviser as the Board or Adviser may reasonably request to review the investments and the investment program of the Fund and the services provided by Sub-adviser hereunder.

X.	Services to Other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of Sub-adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Sub-adviser, who may also be a director, officer, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

XI.	Sub-adviser’s Use of the Services of Others. Sub-adviser may, at its cost, employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Sub-adviser or the Company or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Sub-adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, as appropriate, or in the discharge of Sub-adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XII.	Prohibited Conduct. In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by the Adviser regarding transactions for the Fund in securities or other assets.

XIII.	Liability of Sub-adviser; Indemnification. Neither Sub-adviser nor any of its directors, officers, partners, or employees, agents, or affiliates, nor any person performing executive, administrative, trading, or other functions for the Company, the Fund (at the direction or request of Sub-adviser) or Sub-adviser in connection with Sub-adviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement (collectively, “Related Persons”), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Adviser, Company or Fund or (ii) any error of fact (including an omission of fact) or mistake of law contained in any report or data provided by Sub-adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by Sub-adviser or such Related Person of Sub-adviser’s duties on behalf of the Company or Fund or from reckless disregard by Sub-adviser or any such Related Person of the duties of Sub-adviser pursuant to this Agreement (each of which is referred to as a “Culpable Act”).

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Adviser or the Company may have under any applicable federal securities laws, and shall not relieve Sub-adviser from any responsibility or liability for errors committed by Sub-adviser in connection with the execution of trade orders.

Adviser shall indemnify Sub-adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by Adviser or its Adviser/Company Related Persons under this Agreement or the Management Agreement, in each case, except to the extent such Damages result from any a Culpable Act of Sub-adviser or its Related Persons.

XIV.

Liability of Adviser and Company; Indemnification. Neither the Adviser or Company, nor any of their directors, officers, partners, employees, agents, or affiliates, nor any person performing executive, administrative, trading, or other functions for the Adviser or Company in connection with the Adviser’s and Company’s discharge of their obligations undertaken or reasonably assumed with respect to this Agreement (collectively, “Adviser/Company Related Persons”), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser or (ii) any error of fact (including an omission of fact) or mistake of law contained in any report or data provided by the Adviser or Company, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser or Fund or such Adviser/Company Related Person of their duties hereunder or from reckless disregard by the Adviser or Company or any Adviser/Company Related Person of their duties pursuant to this Agreement (each of which is referred to as a “Culpable Act”).

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Sub-Adviser may have under any applicable federal securities laws.

Sub-adviser shall indemnify Adviser and its Related Persons and hold them harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by Sub-adviser or its Related Persons hereunder to the extent such Damages result from a Culpable Act of Sub-adviser or its Related Persons.

XV.	Representations of Sub-adviser. Sub-adviser represents, warrants, and agrees as follows:

A.	Sub-adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.	Sub-adviser has adopted a written code of ethics (the “Sub-adviser Code”) complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser and the Company with a copy of the Sub-adviser Code, together with evidence of its adoption. The Sub-adviser certifies that it has adopted procedures reasonably necessary to prevent “access persons” as defined in Rule 17j-1 (“Access Persons”) from violating the Sub-adviser Code. On a quarterly basis, Sub-adviser will either: (i) certify to Adviser that Sub-adviser and its Access Persons have complied with the Sub-adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-adviser Code which have occurred with respect to the Fund. In addition, Sub-adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-adviser Code.

C.	Sub-adviser has provided Adviser and the Company, and Adviser and the Company acknowledge having received, a copy of Sub-adviser’s Form ADV as most recently filed with the SEC and, if not so filed, the most recent Part 2 of its Form ADV, and Sub-adviser will, promptly after filing any material amendment to its Form ADV with the SEC, and, if not so filed, any material amendment to Part 2 of its Form ADV, furnish a copy of such amendment to Adviser and the Company.

D.	Sub-adviser has provided Adviser and the Company, and Adviser and Company acknowledge having received, a description or copy of Sub-adviser’s policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how Sub-adviser has voted proxies relating to securities held by the Fund.

E.	Sub-adviser has provided Adviser and the Company, and Adviser and the Company acknowledge having received, a copy of a summary of the Sub-adviser’s compliance policies and procedures relevant to Sub-adviser’s investment advisory activities that were adopted pursuant to Rule 206(4)-7 under the Advisers Act and Sub-adviser, upon reasonable request, shall provide Adviser and the Company access to Sub-adviser’s compliance policies and procedures to permit the review of such policies and procedures.

XVI.	Compliance with Applicable Regulations. In anticipation of performing its duties hereunder, Sub-adviser has established compliance procedures (summaries of which have been provided to Adviser, receipt of which is hereby acknowledged by Adviser, and which are subject to review and approval by Adviser and the Board) reasonably designed to ensure compliance at all times with all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; all applicable anti-money laundering laws and regulations; the provisions of the Registration Statement; the provisions of the Articles and the By-Laws of the Company, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law. The Adviser and the Company will ensure that the Sub-adviser has the Company’s most recent policies, guidelines, Registration Statement, Articles of Incorporation and By-Laws.

XVII.	Term of Agreement. This Agreement shall become effective with respect to the Fund on the Effective Date and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-adviser in accordance with Section II hereof that the Subscriber is willing to serve as Sub-adviser with respect to such Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the Effective Date with respect to the Fund and, with respect to each additional Fund, for two years from the date on which this Agreement becomes effective with respect to such Fund. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as (a) such continuation shall be specifically approved at least annually (i) by either the Board or vote of a majority of the outstanding voting securities of the Fund; (ii) in either event, by the vote of a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) Sub-adviser shall not have notified Adviser and the Company, in writing, at least 60 days prior to such approval that it does not desire such continuation. Sub-adviser shall furnish to the Company, upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVIII.

Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on 60 days’ prior written notice to Sub-adviser. This Agreement may also be terminated by Adviser (i) with respect to a Fund, on 60 days’ prior written notice to Sub-adviser, without the payment of any penalty; (ii)

upon material breach by Sub-adviser of any of the representations and warranties set forth in Section XIII of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Sub-adviser becomes unable to discharge its duties and obligations under this Agreement. Sub-adviser may terminate this Agreement with respect to a Fund at any time, without the payment of any penalty, on 60 days’ prior notice to Adviser. This Agreement shall terminate automatically in the event of its “assignment”, as such term is defined in the 1940 Act, or upon termination of the Management Agreement. Any approval, amendment, or termination of this Agreement with respect to a Fund by the holders of a majority of the outstanding voting securities of such Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

XIX.	Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including any exhibits hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XX.	Notification. Sub-adviser will notify Adviser within as soon as is reasonably practicable of any change in the key personnel of Sub-adviser with responsibility for making investment decisions in relation to the Fund or who have been authorized to give instructions to Custodian. Sub-adviser shall notify the Adviser and the Company of any change in its ownership that would constitute a change of control within the meaning of the Advisers Act or 1940 Act.

XXI.	Confidentiality. All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, the Adviser acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for the Adviser or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of the Fund, counsel to the Board, counsel to the Fund, the administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (d) as otherwise agreed to by the parties hereto in writing. Further, the Adviser agrees that information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and the Adviser agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Directors of the Fund, counsel to the Board, counsel to the Fund, the administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding the Adviser or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Adviser and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, the Adviser agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

XXII.	Miscellaneous.

A.	Governing Law. This Agreement shall be construed in accordance with the laws of Virginia without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of Virginia conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.	Insurance. Sub-adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that it reasonably believes is reasonable in light of the nature and scope of Sub-adviser’s business activities.

C.	Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.	Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

E.	Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

F.	Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

G.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Sub-Adviser for this purpose shall be [address], Attention: [contact].

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

RE ADVISERS CORPORATION

Attest:	By:
Name:	Name:
Title:

Attest:	By:
Name:	Name:
Title:

Schedule 1

to

Investment Sub-Advisory Agreement

By and Between

RE Advisers Corporation

and

Harding Loevner LP

Dated as of

Sub-Advisory Fees

0.55% of first $ 100 million

0.50% thereafter

Form of Proxy Card	VOTING OPTIONS

VOTE ON THE INTERNET

PROXY TABULATOR	Please go to the electronic voting site at www.2voteproxy.com/home. Follow the on-screen instructions.
PO BOX 55909
BOSTON, MA 02205-5909
VOTE BY PHONE
Please call us toll free at 1-800-830-3542, and follow the recorded instructions.

VOTE BY MAIL
Vote, sign and date this proxy card and return in the postage-paid envelope provided.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-9100

PROXY	HOMESTEAD FUNDS, INC.	PROXY
4301 Wilson Boulevard Arlington, VA 22203

International Value Fund

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy for Special Meeting of Shareholders to be held on January 5, 2016

This Proxy is solicited on behalf of the Board of Directors of the Homestead Funds, Inc. (the “Company”) for the Special Meeting of Shareholders (the “Meeting”) and a related proposal with respect to the International Value Fund (the “Fund”), a series of the Company. The undersigned hereby appoints Stephen J. Kaszynski and Kelly B. Whetstone, Esq., or either of them, proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held on January 5, 2016 at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

The Board of Directors recommends that you vote “FOR” the Proposal. This proxy, when properly executed, will be voted in the manner directed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

Note: Please sign exactly as your name appears on this proxy card. For joint accounts, only one owner must sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. If a deferred compensation plan account, the authorized employer representative must sign.

Signature	Date

Signature (if held jointly)	Date

HOM15 - V1

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

To Be Held on Tuesday, January 5, 2016

The Proxy Statement and the Notice of Special Meeting are available at:

www.2voteproxy.com/home

Please mark box(es) as shown in this example.	☒

The Board of Directors recommends that you vote “FOR” the Proposal.

In the event that the Proposal is not approved by shareholders, the Board of Directors will consider other options for the future of the Fund, which could include recommending that the Fund be liquidated.

	FOR	AGAINST	ABSTAIN
1. To approve a new investment sub-advisory agreement on behalf of the International Value Fund between RE Advisers Corporation and Harding Loevner LP.	☐	☐	☐

TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.